          THE PORTUGAL FUND, INC.
[LOGO]
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                               February 26, 1996

Dear Shareholders:

We are pleased to report on the activities of The Portugal Fund, Inc. (the "Fund") for the year ended December 31, 1995.

At December 31, 1995, the Fund had a net asset value per share of $13.29, as compared to $14.33 per share at December 31, 1994. At December 31, 1995, $56.4 million was invested in Portuguese securities, as compared to $67.7 million at December 31, 1994.

POLITICAL AND ECONOMIC DEVELOPMENTS

During 1995, Portugal was largely dominated by political events. As we discussed in our semi-annual report at mid-year, the October general elections were a major factor in the market, as electoral factors became increasingly important in driving policy decisions and as investors sought to handicap the eventual outcome. Once the parliamentary elections were concluded, however, politics remained in the forefront, and the runup to the January 1996 presidential elections continued to dominate the news.

As we and many other analysts anticipated, voting in the general elections resulted in no single party achieving a parliamentary majority. The victorious Socialist Party, however, came closer to this goal than most observers had expected, receiving approximately 44% of the popular vote, which put them just a handful of votes short of an absolute majority in parliament. While this result put an end to more than a decade of stable centrist government under the Social Democratic Party (PSD) of Anibal Cavaco Silva, the actual policy impact of Portugal's electoral move toward the left has so far been slight.

The new prime minister, Antonio Guterres, and his Socialist Party (PS) have pursued a moderate, center-left approach throughout the campaign and in their first few months in office. In effect, this has translated into only extremely subtle policy changes from the previous government. In a significant statement of consensus-oriented governing, Guterres named eight independents to his 18-member cabinet, including (most importantly) the Finance Minister, which went to Antonio Sousa Franco, a cost cutter known as much for his integrity as for his toughness. The Socialist platform, formally restated as a policy program shortly after the election, is designed to combine economic conservatism with "greater social justice." Its major planks include strictly controlling inflation (with an aggressive goal of 3% for 1996), particularly through strict wage discipline in the public sector. In addition, fiscal controls will remain tight, with no relaxation in Portugal's often stated commitment to achieve the fiscal goals for Maastricht (European Union) convergence. The new government's budget goals call for the fiscal deficit to fall from 5.6% of GDP in 1995 to 4.2% in 1996 and 3% in 1997. While many observers, including ourselves, consider these goals to be overly ambitious, significant movement in the right direction during the next two years will probably be enough to keep Portugal on track for European convergence.

The results of Portugal's presidential election, which occurred in January 1996, confirmed the electorate's positive response to Guterres' policy of continuity. The PS candidate for this largely ceremonial post,

THE PORTUGAL FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lisbon's mayor Jorge Sampaio, handed Cavaco Silva his second major political defeat in three months, putting the government, the presidency and most of the major local governments in the unified hands of the Socialist Party. The January election effectively postponed the release of the 1996 budget, which is due to be issued in the near future. It can be expected that the budget will include sharp spending cuts, the only means for achieving Guterres' fiscal goals in an atmosphere where tax increases are not politically palatable.

On the economic front, 1995 was a year of gradual and at times difficult recovery from the 1993-94 recession. In 1994 and early 1995, the recovery was led by exports, helped along by a declining ESCUDO. During 1995, investment began to pick up as well, with foreign investment jumping by 23% during the first nine months of the year. Overall, the economy grew between 2% and 3% during 1995, as compared with growth of only 0.8% in 1994. Unfortunately, the growth rate slowed during the latter part of 1995 and unemployment inched up to a current level of 7.3%. The inflation picture, meanwhile, continues to improve. In the past two years, Portuguese inflation has declined from a 9% rate in early 1993 to 6% by the mid-point of 1994, 4.5% in early 1995 and a current year-on-year rate of 3.9%. With inflation declining below the psychologically-significant 4% level, the government's hand should be strengthened in upcoming public employee wage negotiations. Inflation is now at its lowest level in more than a quarter-century and we see no signs of any resurgence in the near future.

It can be expected that the Bank of Portugal will keep monetary policy rather tight for the next few years, in an effort to limit the ESCUDO's vulnerability to speculative attacks. Short-term rates will likely continue to hover 9% to 10% range, although (as in December 1995) further German rate cuts will allow the Portuguese central bank to follow suit, maintaining a relatively constant spread with German yields. If inflation continues to come down, of course, some reduction of this spread should be possible over the long-term.

Privatization continues to be among the Portuguese government's most important initiatives, and the Socialist government has in fact vowed to accelerate the program. During 1995, the government sold off stakes in companies worth 320 billion ESCUDOS, nearly two-thirds of which came through stock market offerings. The new government's plans call for 380 billion ESCUDOS ($2.5 billion) in privatizations during 1996. Leading offerings in the new year are likely to feature an additional stake in Cimpor, a cement company, and another tranche of Portugal Telecom (about a quarter of this company's shares were successfully offered in mid-1995). Additional privatization deals in 1996 could involve electrical utilities, the government's oil monopoly and toll-road operator, and steel and tobacco companies. As a result of the privatization program, which has been pursued aggressively since the late 1980s, the government's share of GDP has shrunk to less than 10%, declining by nearly half in less than a decade. This program has also had a profound effect on the Portuguese equity market, vastly increasing its capitalization and dramatically expanding its liquidity.

MARKET DEVELOPMENTS AND THE PORTFOLIO

From inception on November 9, 1989 to December 31, 1995, the Morgan Stanley Capital International ("MSCI") Portugal Index decreased by 28.7% in U.S. dollar terms. During the same period, the net asset value of the Fund increased by 1.8%, assuming reinvestment of dividends and distributions. During the year ended December 31, 1995, the MSCI Portugal Index decreased by 2.5% in U.S. dollar terms, compared to a decrease of 5.9% in the Fund's net asset value, assuming reinvestment of dividends and distributions.

THE PORTUGAL FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

At present, the  Portuguese equity market  trades at a  price/earnings ratio  of
13.7 times estimated 1995 earnings and 11.0 times projected 1996 earnings. Dividend yield is currently 2.6%. We believe that current valuations, combined with the prospects for continued economic and earnings growth and low inflation throughout 1995 and 1996, provide for an encouraging investment outlook for the Fund in the coming year.

We wish to remind shareholders whose shares are registered in their own names that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 15 and 16 of this report.

We appreciate your interest in the Fund, and would be pleased to respond to your questions or comments.

Respectfully,

                [SIG]
Emilio Bassini
President and Chief Investment Officer*

------------------------
*Emilio Bassini, who is a member of the Executive Committee of BEA Associates and holds the offices of Chief Financial Officer and Executive Director of BEA Associates, is primarily responsible for management of the Fund's assets. He has served the Fund in such capacity since the commencement of the Fund's operations. Mr. Bassini joined BEA Associates (formerly Basic Appraisals, Inc. and BEA Associates, Inc.) in 1984. Mr. Bassini is a Director, Chairman of the Board, President and Chief Investment Officer of the Fund and is also a Director, Chairman of the Board, President and Chief Investment Officer of The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Latin America Investment Fund, Inc. He is also a Director, Chairman of the Board, President and Investment Officer of The Brazilian Equity Fund, Inc., as well as the President and Secretary of The Indonesia Fund, Inc.

THE PORTUGAL FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               PORTFOLIO SUMMARY
                      AS OF DECEMBER 31, 1995 (unaudited)

--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Cash Equivalents             19.9%
Consumer Products                     10.2%
Foodstuffs, Beverages and
Tobacco                               17.0%
Construction and Public Works         14.4%
Forest Products and Paper              9.0%
Insurance                              2.3%
Transport and Warehousing              2.6%
Banks                                  5.2%
Telecommunications                     4.8%
Retail Trade                           4.7%
Film Distribution                      2.9%
Other                                  7.0%

                  THIS CHART REPRESENTS THE SECTOR ALLOCATION
                        OF TOTAL NET ASSETS OF THE FUND.

--------------------------------------------------------------------------------
                           TOP 10 HOLDINGS, BY ISSUER
--------------------------------------------------------------------------------

                                                                                          PERCENT
                                                                                             OF
                     HOLDING                                    SECTOR                   NET ASSETS
---------------------------------------------------------------------------------------------------
 1.  Jeronimo Martins
                                                  Foodstuffs, Beverages and Tobacco         11.54
---------------------------------------------------------------------------------------------------
 2.  Sonae Investimentos
                                                          Consumer Products                 10.24
---------------------------------------------------------------------------------------------------
 3.  Corticeira Amorim Industria
                                                      Forest Products and Paper              5.36
---------------------------------------------------------------------------------------------------
 4.  Engil Sociedade Gestora de Participacoes
     Sociasis                                       Construction and Public Works            5.33
---------------------------------------------------------------------------------------------------
 5.  Portugal Telecom
                                                          Telecommunications                 4.82
---------------------------------------------------------------------------------------------------
 6.  Semapa Society Investment
                                                    Construction and Public Works            4.71
---------------------------------------------------------------------------------------------------
 7.  Unicer-Uniao Cervejeiro
                                                  Foodstuffs, Beverages and Tobacco          3.49
---------------------------------------------------------------------------------------------------
 8.  Modelo Continente Hipermercados
                                                             Retail Trade                    3.13
---------------------------------------------------------------------------------------------------
 9.  Banco Totta and Acores
                                                                Banks                        3.11
---------------------------------------------------------------------------------------------------
10.  Soares da Costa
                                                    Construction and Public Works            3.08
---------------------------------------------------------------------------------------------------

THE PORTUGAL FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             EQUITY SECURITIES-80.14%
             AUTO-1.32%
       69,776   Salvador Caetano Industrias................................................... $    930,169
                                                                                               ------------
             BANKS-5.20%
      122,902   BPI Sociedade Gestora de Participacoes Sociasis (Registered Nominative).......    1,469,204
       11,118   Banco Totta and Acores (New)Section...........................................      168,939
      122,300   Banco Totta and Acores (Ordinary).............................................    2,021,804
                                                                                               ------------
                                                                                                  3,659,947
                                                                                               ------------
             CHEMICALS AND PETROLEUM PRODUCTS-1.00%
        8,880   Corporacao Industrial do Norte (New)Section...................................      199,076
       22,200   Corporacao Industrial do Norte (Bearer).......................................      508,073
                                                                                               ------------
                                                                                                    707,149
                                                                                               ------------
             CONSTRUCTION AND PUBLIC WORKS-14.44%
       82,600   Caima-Ceramica e Servicos+....................................................      694,894
       12,100   Construtora do Tamega.........................................................       38,810
      437,831   Engil Sociedade Gestora de Participacoes Sociasis.............................    3,753,584
      227,153   Oliva Industrias Metalurgicas+................................................      136,607
      310,000   Semapa Society Investment+....................................................    3,314,322
      190,920   Soares da Costa...............................................................    2,167,493
       12,250   Somague+......................................................................       63,847
                                                                                               ------------
                                                                                                 10,169,557
                                                                                               ------------
             CONSUMER PRODUCTS-10.24%
      337,300   Sonae Investimentos...........................................................    7,210,138
                                                                                               ------------
             FILM DISTRIBUTION-2.92%
      192,025   Filmes Lusomundo..............................................................    2,053,008
                                                                                               ------------
             FOODSTUFFS, BEVERAGES AND TOBACCO-17.00%
       99,000   Empresa Madeirense de Tabacos.................................................      992,292
      146,500   Jeronimo Martins..............................................................    8,125,099
       45,446   Sumolis Companhia Industrial de Frutas e Bebidas..............................      400,851
      146,946   Unicer-Uniao Cervejeira.......................................................    2,454,770
                                                                                               ------------
                                                                                                 11,973,012
                                                                                               ------------
             FOREST PRODUCTS AND PAPER-8.99%
       96,050   Companhia de Celulose do Caima................................................    1,827,570
      327,500   Corticeira Amorim Industria...................................................    3,774,969
      105,281   Sonae Industria+..............................................................      728,121
                                                                                               ------------
                                                                                                  6,330,660
                                                                                               ------------

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             HOTELS AND RESTAURANTS-0.96%
       35,416   Mague-Gestao e Participacoes.................................................. $    591,870
       68,630   Sopete S.A. (Bearer)+.........................................................       87,133
                                                                                               ------------
                                                                                                    679,003
                                                                                               ------------
             INSURANCE-2.29%
       92,500   Tranquilidade CIA De Seguros..................................................    1,616,316
                                                                                               ------------
             INVESTMENT COMPANIES-1.98%
       74,000   Investmentos Participacoes e Gestas S.A.......................................    1,391,948
                                                                                               ------------
             MANUFACTURERS AND DISTRIBUTORS OF METAL PRODUCTS, MACHINERY AND HEAVY
              EQUIPMENT-0.60%
       63,100   Empresa Fabril de Maquinas Electricas.........................................      425,857
                                                                                               ------------
             NON-METALLIC MINERAL PRODUCTS-1.08%
       20,990   Vista Alegre (Fabrica de Porcelana)...........................................      309,618
       32,600   Vista Alegre (Grupo Participaco)..............................................      453,100
                                                                                               ------------
                                                                                                    762,718
                                                                                               ------------
             RETAIL TRADE--4.73%
       80,365   Modelo Continente Hipermercados...............................................    2,201,729
       42,000   Modelo Sociedade Gestora de Participacoes Sociasis............................    1,128,206
                                                                                               ------------
                                                                                                  3,329,935
                                                                                               ------------
             TELECOMMUNICATIONS-4.82%
      180,517   Portugal Telecom S.A.+........................................................    3,395,545
                                                                                               ------------
             TRANSPORTS AND WAREHOUSING-2.57%
       21,700   Barbosa & Almeida S.A.........................................................      645,257
      295,100   Lisnave-Estaleiros Navais de Lisboa+..........................................      828,193
       79,957   Tertir Terminais de Portugal+.................................................      336,597
                                                                                               ------------
                                                                                                  1,810,047
                                                                                               ------------

             TOTAL EQUITY SECURITIES
              (Cost $55,163,187)
              (Notes A, D)............................................................  80.14%    56,445,009
             CASH AND OTHER ASSETS IN EXCESS
              OF LIABILITIES..........................................................  19.86%    13,985,631
                                                                                        -----   ------------
             NET ASSETS...............................................................  100.00% $ 70,430,640
                                                                                        -----   ------------
                                                                                        -----   ------------

------------------------------
+  Security is non-income producing.
Section New shares are not entitled to dividends until approximately 90 days from the date such shares were issued.

See accompanying notes to financial statements.

THE PORTUGAL FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
  Investments, at value (Cost $55,163,187) (Note A)                  $56,445,009
  Cash (Note A)                                                       15,225,024
  Prepaid expenses                                                         3,039
                                                                     -----------
  Total Assets                                                        71,673,072
                                                                     -----------
LIABILITIES:
  Payables:
    Dividend (Note A)                                                    953,885
    Advisory fee (Note B)                                                183,301
    Administration fees (Note B)                                          12,633
    Other accrued expenses                                                92,613
                                                                     -----------
  Total Liabilities                                                    1,242,432
                                                                     -----------
NET ASSETS (applicable to 5,299,361 shares of common stock
 outstanding) (Note C)                                               $70,430,640
                                                                     -----------
                                                                     -----------
NET ASSET VALUE PER SHARE ($70,430,640  DIVIDED BY 5,299,361)             $13.29
                                                                     -----------
                                                                     -----------
Net assets consist of:
  Capital stock, $0.001 par value; 5,299,361 shares issued and outstanding
   (100,000,000 shares authorized)                                   $     5,299
  Paid-in capital                                                     73,066,980
  Distribution in excess of net investment income                        (19,606)
  Accumulated net realized loss on investments and foreign currency
   related transactions                                               (3,903,855)
  Net unrealized appreciation in value of investments and
   translation of other assets and liabilities denominated in
   foreign currency                                                    1,281,822
                                                                     -----------
Net assets applicable to shares outstanding                          $70,430,640
                                                                     -----------
                                                                     -----------

See accompanying notes to financial statements.

THE PORTUGAL FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
  Income (Note A):
    Dividends                                                                    $ 1,578,691
    Interest                                                                         773,278
    Less: Foreign taxes withheld                                                    (269,472)
                                                                                 -----------
    Total Investment Income                                                        2,082,497
                                                                                 -----------
  Expenses:
    Investment advisory fees (Note B)                                                755,909
    Custodian fees (Note B)                                                           98,334
    Administration fees (Note B)                                                      78,509
    Printing                                                                          62,575
    Audit and legal fees                                                              44,677
    Transfer agent fees                                                               33,433
    Insurance                                                                         32,633
    Directors' fees                                                                   27,922
    Accounting fees                                                                   26,395
    Other                                                                             32,141
                                                                                 -----------
    Total Expenses                                                                 1,192,528
                                                                                 -----------
    Net Investment Income                                                            889,969
                                                                                 -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS:
    Net realized gain from:
      Investments                                                                 13,636,205
      Foreign currency related transactions                                           73,263
    Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign
     currency                                                                    (19,132,337)
                                                                                 -----------
    Net realized and unrealized loss on investments and foreign currency
     related transactions                                                         (5,422,869)
                                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $(4,532,900)
                                                                                 -----------
                                                                                 -----------

See accompanying notes to financial statements.

THE PORTUGAL FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE YEAR ENDED DECEMBER
                                                                                               31,
                                                                                  -----------------------------
                                                                                       1995           1994
                                                                                  --------------  -------------
INCREASE /(DECREASE) IN NET ASSETS:
  Operations:
    Net investment income                                                         $      889,969  $     329,048
    Net realized gain on investments and foreign currency related transactions        13,709,468      1,576,651
    Net change in unrealized appreciation in value of investments and
     translation of other assets and liabilities denominated in foreign currency     (19,132,337)     7,968,046
                                                                                  --------------  -------------
    Net increase/(decrease) in net assets resulting from operations                   (4,532,900)     9,873,745
                                                                                  --------------  -------------
  Dividends and distributions to shareholders from:
    Net investment income                                                               (804,629)      (317,918)
    Net realized gain on foreign currency related transactions                          (149,256)      --
                                                                                  --------------  -------------
    Total dividends and distributions to shareholders                                   (953,885)      (317,918)
                                                                                  --------------  -------------
  Capital share transactions:
    Proceeds from 702 and 89 shares, respectively, issued in reinvestment of
     dividends                                                                             9,307          1,306
                                                                                  --------------  -------------
    Total increase/(decrease) in net assets                                           (5,477,478)     9,557,133
NET ASSETS:
  Beginning of year                                                                   75,908,118     66,350,985
                                                                                  --------------  -------------
  End of year                                                                     $   70,430,640  $  75,908,118
                                                                                  --------------  -------------
                                                                                  --------------  -------------

See accompanying notes to financial statements.

THE PORTUGAL FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                  FOR THE PERIOD
                                                           FOR THE YEAR ENDED DECEMBER 31,                       NOVEMBER 9, 1989*
                                        ---------------------------------------------------------------------         THROUGH
                                           1995         1994        1993       1992        1991       1990       DECEMBER 31, 1989
                                        ----------   ----------   --------  ----------   --------  ----------   -------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period  $    14.33   $    12.52   $   8.90  $    10.77   $  10.96  $    13.79        $  13.79**
                                        ----------   ----------   --------  ----------   --------  ----------         -------
  Net investment income                       0.17         0.06       0.07        0.11       0.13        0.16            0.04
  Net realized and unrealized
   gain/(loss) on investments and
   foreign currency related
   transactions                              (1.03)        1.81       3.55       (1.92)     (0.21)      (2.87)           0.04
                                        ----------   ----------   --------  ----------   --------  ----------         -------
  Net increase/(decrease) in net
   assets from operations                    (0.86)        1.87       3.62       (1.81)     (0.08)      (2.71)           0.08
                                        ----------   ----------   --------  ----------   --------  ----------         -------
  Dividends and distributions to
   shareholders:
    From net investment income               (0.15)       (0.06)        --       (0.06)     (0.11)      (0.12)          (0.04)
    In excess of net investment income          --           --         --          --         --          --           (0.04)
    From net realized gain on foreign
     currency related transactions           (0.03)          --         --          --         --          --              --
                                        ----------   ----------   --------  ----------   --------  ----------         -------
  Total dividends and distributions to
   shareholders                              (0.18)       (0.06)        --       (0.06)     (0.11)      (0.12)          (0.08)
                                        ----------   ----------   --------  ----------   --------  ----------         -------
  Net asset value, end of period        $    13.29   $    14.33   $  12.52  $     8.90   $  10.77  $    10.96        $  13.79
                                        ----------   ----------   --------  ----------   --------  ----------         -------
                                        ----------   ----------   --------  ----------   --------  ----------         -------
  Market value, end of period           $   11.125   $   13.875   $ 14.125  $    8.000   $  9.750  $    9.250        $ 17.000
                                        ----------   ----------   --------  ----------   --------  ----------         -------
                                        ----------   ----------   --------  ----------   --------  ----------         -------
  Total investment return (a)               (18.65)%      (1.35)%    76.56%     (17.34)%     6.58%     (44.91)%         22.49%
                                        ----------   ----------   --------  ----------   --------  ----------         -------
                                        ----------   ----------   --------  ----------   --------  ----------         -------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000
   omitted)                                $70,431      $75,908    $66,351     $47,134    $57,036     $58,084         $73,023
  Ratio of expenses to average net
   assets                                     1.58%        1.41%      1.97%       1.92%      1.96%       2.04%           2.26%(b)
  Ratio of net investment income to
   average net assets                         1.18%        0.43%      0.66%       1.07%      1.20%       1.38%           2.03%(b)
  Portfolio turnover                         35.73%       15.47%     24.47%      39.07%     13.31%      10.09%       --

----------------------------------
 *  Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized. In addition, such returns have been restated to reflect the reinvestment of dividends on the ex-dividend date.
(b) Annualized.

See accompanying notes to financial statements.

THE PORTUGAL FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

NOTE A. SIGNIFICANT
ACCOUNTING POLICIES
The Portugal Fund, Inc. (the "Fund") was incorporated in Maryland on August 11, 1989 and commenced operations on November 9, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

  PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At December 31, 1995, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated weekly, at the end of the month and at any other times determined by the Board of Directors.

  CASH: Deposits held at Brown Brothers Harriman & Co. (Grand Cayman), the Fund's custodian, in a variable rate account are classified as cash. At December 29, 1995, the interest rate was 4.94% which resets on a daily basis. Amounts are generally available on the same business day.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

  TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

  At December 31, 1995, the Fund had a capital loss carryover for U.S. federal income tax purposes of $3,383,884 which expires in 2002.

  For U.S. federal income tax purposes, realized foreign exchange losses incurred after October 31, 1995, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $76,147.

  The Fund is subject to withholding taxes of 15%-20% on dividends received from Portuguese corporations. Capital gains realized by the Fund on the sale of securities are exempt from Portuguese tax.

  FOREIGN  CURRENCY  TRANSLATIONS:    The  books and  records  of  the  Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

  (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

  The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

  The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

  Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net

THE PORTUGAL FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued) unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

  Net realized foreign exchange gains represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

  DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net short-term capital losses, including capital loss carryovers, if any, although it currently expects to distribute such gains. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

  On December 14, 1995, a distribution in the aggregate amount of $953,885, equal to $0.18 per share, was declared. The distribution was comprised of $0.15 per share from net investment income and $0.03 per share from net realized foreign currency gains. The distribution is payable on January 12, 1996 to shareholders of record as of December 29, 1995.

  The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

  OTHER:    Securities denominated  in currencies  other  than U.S.  dollars are subject to changes in value due to fluctuations in exchange rates.

  Repatriation of both investment income and capital from Portugal is controlled under regulations, including, in some cases, the need for certain advance government notification or authority. Foreign investment in Portugal by the Fund may be subject to the prior authorization from the Minister of Finance, from the Bank of Portugal or the Portuguese Foreign Trade Institute, depending on the type of investment or subject to the rules concerning public tender offers.

  The Portuguese securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A high proportion of the shares of some Portuguese listed companies are held by a limited number of persons, which may limit the number of shares available for acquisition by the Fund. Restrictions on foreign ownership could also restrict the Fund's ability to acquire shares in certain companies.

NOTE B. AGREEMENTS
BEA Associates ("BEA") serves as the Fund's investment adviser. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. In addition, BEA receives from the Fund an administration fee which represents a reimbursement of certain Fund expenses. For the year ended December 31, 1995, advisory and administration fees amounted to $755,909 and $4,562, respectively.

  Through June 29, 1995, PFPC Inc. ("PFPC") served as the Fund's U.S. administrator. The Fund paid PFPC a fee that was computed weekly and paid quarterly at an annual rate of 0.10% of the value of the Fund's average weekly net assets, which was subject to a minimum annual fee. For the period January 1, 1995 through June 29, 1995, PFPC earned $40,025 for administrative services.

  Effective June 30, 1995, Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.09% of the Fund's average weekly net assets. For the period June 30, 1995 through December 31, 1995, BSFM earned $33,922 for administrative services.

  Through June 13, 1995, Citibank, N.A. served as the custodian for the Fund's foreign assets and PNC Bank N.A. served as the custodian for the U.S. assets.

THE PORTUGAL FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued)
Effective June 14, 1995, Brown Brothers Harriman & Co. serves as the custodian for the Fund's U.S. and foreign assets.

  Through September 4, 1995, PNC Bank, N.A. served as the Fund's transfer agent and registrar. Effective September 5, 1995, The First National Bank of Boston serves as the Fund's transfer agent and registrar.

NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 5,299,361 shares outstanding at December 31, 1995, BEA owned 7,206 shares.

NOTE D. INVESTMENT TRANSACTIONS
For U.S. federal income tax purposes, the cost of securities owned at December 31, 1995 was $55,607,011. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $837,998, was composed of gross appreciation of $12,391,937 for those investments having an excess of value over cost and gross depreciation of $11,553,939 for those investments having an excess of cost over value.

  For the year ended December 31, 1995, purchases and sales of securities, other than short-term obligations, were $21,813,814 and $27,614,251, respectively.

NOTE E. CREDIT AGREEMENT
The Fund, along with 15 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 16 funds exceed $50,000,000. The line of credit will bear interest at (I) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (II) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the year ended December 31, 1995.

NOTE F. QUARTERLY RESULTS OF OPERATIONS (unaudited)

                                                                      NET GAIN/(LOSS)          NET
                                                                       ON INVESTMENT        INCREASE/
                                                                        AND FOREIGN         (DECREASE)
                                                           NET            CURRENCY            IN NET
                                        INVESTMENT      INVESTMENT        RELATED        ASSETS RESULTING
                                          INCOME          INCOME        TRANSACTIONS     FROM OPERATIONS       MARKET PRICE
                                       -------------  --------------  ----------------  ------------------       ON NYSE
                                       TOTAL    PER   TOTAL    PER     TOTAL     PER     TOTAL      PER      ----------------
            QUARTER ENDED              (000)   SHARE  (000)   SHARE    (000)    SHARE    (000)     SHARE      HIGH      LOW
-------------------------------------  ------  -----  ------  ------  --------  ------  --------  --------   -------  -------
March 31, 1995.......................  $  120  $0.02  $ (151) $(0.03) $    723  $ 0.13  $    572  $  0.10    $13.875  $10.875
June 30, 1995........................   1,497   0.29   1,201    0.23     2,215    0.42     3,416     0.65     14.250   12.375
September 30, 1995...................     175   0.03    (153)  (0.03)   (5,045)  (0.95)   (5,197)   (0.98)    14.250   11.750
December 31, 1995....................     290   0.05      (7)     --    (3,316)  (0.63)   (3,324)   (0.63)    12.500   11.000
                                       ------  -----  ------  ------  --------  ------  --------  --------
Totals...............................  $2,082  $0.39  $  890  $ 0.17  $ (5,423) $(1.03) $ (4,533) $ (0.86)
                                       ------  -----  ------  ------  --------  ------  --------  --------
                                       ------  -----  ------  ------  --------  ------  --------  --------

March 31, 1994.......................  $   72  $0.01  $ (209) $(0.04) $ 15,347  $ 2.90  $ 15,138  $  2.86    $15.875  $12.625
June 30, 1994........................   1,124   0.21     900    0.17   (10,769)  (2.03)   (9,869)   (1.86)    13.875   12.000
September 30, 1994...................     107   0.02    (179)  (0.04)    7,338    1.39     7,159     1.35     15.875   11.625
December 31, 1994....................     104   0.02    (183)  (0.03)   (2,371)  (0.45)   (2,554)   (0.48)    17.000   13.500
                                       ------  -----  ------  ------  --------  ------  --------  --------
Totals...............................  $1,407  $0.26  $  329  $ 0.06  $  9,545  $ 1.81  $  9,874  $  1.87
                                       ------  -----  ------  ------  --------  ------  --------  --------
                                       ------  -----  ------  ------  --------  ------  --------  --------

THE PORTUGAL FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Portugal Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Portugal Fund, Inc., including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Portugal Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 16, 1996

THE PORTUGAL FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (unaudited)

On April 25, 1995, the annual meeting of shareholders of The Portugal Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                VOTES FOR   VOTES WITHHELD  NON-VOTES
--------------------------------------------------------------  ----------  --------------  ----------
Daniel Sigg...................................................   4,061,471       103,319     1,134,571
Martin Torino.................................................   4,060,670       104,120     1,134,571

    In addition to the directors re-elected at the meeting, Emilio Bassini, James Cattano and Jonathan Lubell continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1995.

                                                 VOTES FOR   VOTES AGAINST  VOTES WITHHELD   NON-VOTES
                                                 ----------  -------------  ---------------  ----------
                                                  4,073,378       67,115          24,297      1,134,571

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          TAX INFORMATION (unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (December 31, 1995) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. Of the $0.18 per share dividend and distribution paid in respect of such fiscal year, $0.15 per share was derived from net investment income and $0.03 per share was from net realized foreign exchange gains. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that were passed through to shareholders for the year ending December 31, 1995 were $269,472, equal to $0.05 per share. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1995.

Notification for calendar year 1995 was mailed in January 1996. The notification reflected the amount to be used by calendar year taxpayers on their U.S. federal income tax returns along with Form 1099-DIV.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE PORTUGAL FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    DESCRIPTION OF DIVIDEND REINVESTMENT AND
                               CASH PURCHASE PLAN

Pursuant to The Portugal Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by the broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent,

THE PORTUGAL FUND, INC.
------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    DESCRIPTION OF DIVIDEND REINVESTMENT AND
                         CASH PURCHASE PLAN (continued)
it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through this optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gain distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's common stock on his own behalf.

The receipt of dividends and distributions in the stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

The Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT ADVISER
BEA Associates
New York, New York

ADMINISTRATOR
Bear Stearns Funds Management Inc.
New York, New York

TRANSFER AGENT AND REGISTRAR
The First National Bank of Boston
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

LEGAL COUNSEL
Willkie Farr & Gallagher
New York, New York

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
                            THE PORTUGAL FUND, INC.

                         -----------------------------

                                     [LOGO]
                            THE PORTUGAL FUND, INC.
                                 ANNUAL REPORT
                               DECEMBER 31, 1995